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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                         PROFESSIONAL BANCORP, INC.
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                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
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     2) Aggregate number of securities to which transaction applies:
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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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/X/  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act Rule
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    Last  week a  dissident group  of shareholders,  calling themselves the   A
Professional Bancorp Shareholders Protective Committee, asked  shareholders   D
not  to vote at the June  19, 1996 Annual Shareholders' Meeting. Subsequent   D
to our  printing  of the  attached  Supplement,  in a  sudden  reversal  of   E
tactics, these dissident shareholders now are staging a last minute attempt   N
to  take control of your Company by urging you to elect a group of nominees   D
who have little or no stake in your Company.                                  U
    THE  BOARD   UNANIMOUSLY  AND   VIGOROUSLY  OPPOSES   THE   COMMITTEE'S   M
SOLICITATION OF PROXIES AND URGES YOU NOT TO SIGN THE YELLOW PROXY CARD YOU
MAY RECEIVE FROM THE COMMITTEE. A LATER DATED PROXY CARD SENT TO THIS GROUP, EVEN IF MARKED TO "WITHHOLD AUTHORITY" FOR THE DISSIDENT NOMINEES,
WILL REVOKE ANY VOTE YOU MAY HAVE PREVIOUSLY SENT TO THE COMPANY.
                          YOUR VOTE IS IMPORTANT

    IF YOU HAVE NOT PREVIOUSLY RETURNED A SIGNED AND DATED PROXY CARD TO THE COMPANY OR IF YOU HAVE EXECUTED AND RETURNED A PROXY SOLICITED BY THE COMMITTEE, THE BOARD URGES YOU TO SUPPORT YOUR BOARD BY PROMPTLY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD. IF YOU HAVE PREVIOUSLY RETURNED A SIGNED AND DATED PROXY CARD TO THE COMPANY, YOUR PROXY WILL CONTINUE TO BE VALID UNLESS REVOKED.
June 7, 1996                                                  The Board  of
Directors